SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                         to Section 13 or 15 (d) of the
                       Securities and Exchange Act of 1934


                                December 7, 1998
                                 Date of Report
                        (Date of Earliest Event Reported)


                             EcoScience Corporation
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


         0-19746                                            04-2912632
(Commission File Number)                           (I.R.S. Employer I.D. Number)


                    10 Alvin Court, East Brunswick, NJ 08816
          (Address of Principal Executive Offices, Including Zip Code)

                                  732-432-8200
                         (Registrant's Telephone Number,
                              Including Area Code)


                                 Not Applicable
                         (Former Name or Former Address,
                          if Changed since Last Report)

Item 5.  Other Events

     The Registrant incorporates, herein by reference, the press release made available to the public on December 11, 1998, a copy of which is included in this report as Exhibit 20.3. The press release refers to the Company signing a Definitive Agreement whereby EcoScience Corporation will purchase 100% of the Cogentrix Energy Inc. partnership in four greenhouses operations in which EcoScience and Cogentrix are partners (Village Farms of Texas LP, Village Farms of Marfa LP, Village Farms of Buffalo LP and Village Farms of Pocono LP) and to terminate the right of first option agreement for future participation in new developments.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ECOSCIENCE CORPORATION


Date: December 16, 1998                     By: /s/ David M. Suchniak
                                              ----------------------------------
                                              Senior Vice President and
                                              Chief Financial Officer





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

                             ECOSCIENCE CORPORATION

                                  EXHIBIT INDEX


Exhibit
Number            Description of Exhibit
------            ----------------------

10.112            Stock Purchase Agreement.

20.3              Press Release dated December 11, 1998




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